Taxes on Income (Tables)	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
Schedule of Company’s Loss Before Income Taxes

The following are the domestic (i.e. Israeli) and foreign components of the Company’s loss before income taxes:

	Year ended December 31,
	2024	2023	2022

Domestic	$(49,317)	$(43,500)	$(40,494)
Foreign	-	-	-

Total	$(49,317)	$(43,500)	$(40,494)

Schedule of Reconciliation Income Tax Benefit

The reconciliation of the income tax benefit that would result from applying the Israeli statutory tax rate to the Company’s reported income tax (benefit) is as follows:

	Year ended December 31,
	2024	2023	2022
Loss before income taxes, as reported in the consolidated statements of operations	$49,317	$43,500	$40,494
Statutory tax rate	23%	23%	23%

Income tax benefit at statutory tax rate	$(11,343)	$(10,005)	$(9,314)
Effect of Non-deductible expenses	3,573	3,063	475
Remeasurement of deferred taxes from currency exchange*	-	-	3,517
Change in valuation allowance	7,770	7,508	5,322
Other	-	(566)	-

Reported income taxes benefit	$-	$-	$-

*	The Israeli Income Tax Regulations (rules regarding ledger management of foreign invested companies and certain partnerships and the determination of their taxable income), 1986 allow Foreign Invested Companies (i.e., foreign holding percentage of more than 25%) to report for tax purposes in US dollars. The Company implemented these regulations on January 1, 2023.

Schedule of Deferred Tax Assets

The principal components of the Company’s deferred tax assets are as follows:

	December 31
	2024	2023
Deferred tax assets:
Net operating loss carry forwards	$36,254	$28,032
Research and development	5,726	6,252
Employees and payroll accrual	352	299
Property and equipment	100	79

Total deferred tax assets	42,432	34,662

Valuation allowance	(42,432)	(34,662)

Deferred tax assets, net of valuation allowance	$-	$-